                                                                      Exhibit 21

                                 SUBSIDIARIES OF
                   MARSH & MCLENNAN COMPANIES, INC. (DELAWARE)

                                                                                       Where                     Percent Owned
                     Name                                                              Incorporated              by Parent
                     ----                                                              ------------              ---------
*Marsh & McLennan Real Estate Advisors, Inc.                                            Delaware                  100%
     MMC Realty, Inc.                                                                   New York                  100%
*Omega Indemnity (Bermuda) Limited                                                      Bermuda                   100%
*Epsilon Insurance Company, Ltd.                                                        Cayman Islands            100%
*Marsh Inc.                                                                             Delaware                  100%
*J&H Marsh & McLennan, Inc.                                                             Delaware                  100%
     J&H Marsh & McLennan of Alabama, Inc.                                              Alabama                   100%
     J&H Marsh & McLennan  of Alaska, Inc.                                              Alaska                    100%
     J&H Marsh & McLennan of Arkansas, Inc.                                             Arkansas                  100%
     J&H Marsh & McLennan of Connecticut, Inc.                                          Connecticut               100%
     Marsh & McLennan Financial Markets, Inc.                                           Delaware                  100%
     Marsh & McLennan GbR Holdings, Inc.                                                Delaware                  100%
     Marsh & McLennan Pallas Holdings, Inc.                                             Delaware                  100%
         Marsh & McLennan Pallas Holdings GmbH                                          Germany                   100%
         Gradmann & Holler GbR                                                          Germany                    98%
                Pallas Gradmann & Holler do Brasil Corretores de Seguros Ltda.  Brazil                            100%
                      Assivalo Comercial E Representacoes Ltda                          Brazil                     30%
     Triad Services, Inc.                                                               Delaware                  100%
     Marsh & McLennan Agency, Incorporated                                              District of Columbia      100%
     J&H Marsh & McLennan of Idaho, Inc.                                                Idaho                     100%
     J&H Marsh & McLennan of Illinois, Inc.                                             Illinois                  100%
     J&H Marsh & McLennan of Indiana, Inc.                                              Indiana                   100%
     J&H Marsh & McLennan of Kentucky, Inc.                                             Kentucky                  100%
     J&H Marsh & McLennan of Louisiana, Inc.                                            Louisiana                 100%
     J&H Marsh & McLennan of Maine, Inc.                                                Maine                     100%
     J&H Marsh & McLennan of Massachusetts, Inc.                                        Massachusetts             100%
     J&H Marsh & McLennan of Michigan, Inc.                                             Michigan                  100%
     J&H Marsh & McLennan of Mississippi, Inc.                                          Mississippi               100%
     J&H Marsh & McLennan of Nevada, Inc.                                               Nevada                    100%
     J&H Marsh & McLennan of Ohio, Inc.                                                 Ohio                      100%
     J&H Marsh & McLennan of Oklahoma, Inc.                                             Oklahoma                  100%
     J&H Marsh & McLennan of Pennsylvania, Inc.                                         Pennsylvania              100%
     Marsh & McLennan of Puerto Rico, Inc.                                              Puerto Rico               100%
     J&H Marsh & McLennan of Rhode Island, Inc.                                         Rhode Island              100%
     J&H Marsh & McLennan, Inc.                                                         Texas
     J&H Marsh & McLennan of Texas Inc.                                                 Texas                     100%
     J&H Marsh & McLennan of Utah, Inc.                                                 Utah                      100%
     J&H Marsh & McLennan of Virginia, Inc.                                             Virginia                  100%
     J&H Marsh & McLennan of West Virginia, Inc.                                        West Virginia             100%
     J&H Marsh & McLennan International, Inc.                                           Wisconsin                 100%

     J&H Marsh & McLennan Global Broking, Inc.                                          Illinois                  100%
          J&H Marsh & McLennan Global Broking (Bermuda) Ltd.                            Bermuda                   100%
                J&H Bowring (Bermuda) Investments Ltd.                                  Bermuda                   100%
         J&H Marsh & McLennan Global Broking, Inc.                                      Connecticut               100%
         J&H Marsh & McLennan Global Broking, Inc.                                      Missouri                  100%
         J&H Marsh & McLennan Global Broking, Inc.                                      New Jersey                100%
         J&H Marsh & McLennan Intermediaries, Inc.                                      New York                  100%
         Marsh & McLennan Global Broking, Inc.                                          Texas                     100%
     Marsh & McLennan Global Broking (Dublin) Ltd.                                      Ireland                   100%
     JHM Holdings, Inc.                                                                 New York                  100%
     Marsh & McLennan Properties, Inc.                                                  Delaware                  100%
         Marsh & McLennan Properties (Bermuda) Ltd.                                     Bermuda                   100%
     Marsh & McLennan Holdings, Inc.                                                    Delaware                  100%
         Marsh & McLennan (Korea) Ltd.                                                  Korea                     100%
         Marsh & McLennan (Malaysia) SDN BHD                                            Malaysia                  100%
     Marsh & McLennan Argentina SA Asesores de Seguros                                  Argentina                  86%
         Ayling & Barrios SA                                                            Argentina
     Marsh & McLennan Argentina SA Corredores de Reaseguros                             Argentina                  86%
     Marsh & McLennan Argentina SA Risk Management Consultants                          Argentina                 100%
     J&H Marsh & McLennan Pty. Ltd.                                                     Australia                 100%
         Marsh & McLennan Global Broking Pty. Ltd.                                      Australia                 100%
         Marsh & McLennan (PNG) Pty. Ltd.                                               Papua New Guinea          100%
                Kila Marsh & McLennan Limited                                           Papua New Guinea           52%
         Fenchurch Insurance Brokers Pty. Limited                                       Australia                 100%
                Marsh & McLennan (SA) Pty. Ltd.                                         Australia                 100%
                Marsh & McLennan (WA) Pty. Ltd.                                         Australia                 100%
         Marsh & McLennan (WA Division) Pty. Ltd.                                       Australia                 100%
         Marsh & McLennan Agencies Pty. Ltd.                                            Australia                 100%
         Marsh & McLennan Captive Management Services Pty. Ltd.                         Australia                 100%
     Marsh & McLennan Versicherungs-Service GmbH                                        Austria                   100%
     Marsh & McLennan Management Services (Barbados), Ltd.                              Barbados                  100%
     Henrijean, S.A                                                                     Belgium                    47%
     Marsh & McLennan Europe S.A                                                        Belgium                   100%
     Marsh & McLennan Management Services (Bermuda) Limited                             Bermuda                   100%
         Transglobe Management (Bermuda) Ltd.                                           Bermuda                   100%
         Marsh & McLennan (Cayman Islands) Ltd.                                         Cayman Islands            100%
         Marsh & McLennan Management Services (L) Ltd.                                  Labuan                    100%
     Tudor, Marsh & McLennan Corretores de Seguros Ltda                                 Brazil                    100%

     J&H Marsh & McLennan Ltd.                                                          Canada                    100%
         D.G. Watt & Associates Ltd.                                                    Canada                    100%
         Charbonneau, Dulude & Associes (1985) Limitee/Charbonneau,
            Dulude & Associates (1985) Limited                                          Canada                    100%
         M&M Insurance Management Canada Ltd.                                           British Columbia          100%
         Marshcan Insurance Brokers Limited                                             Canada                    100%
         Irish & Maulson Limited                                                        Ontario                   100%
         Pratte-Morrissette, Inc.                                                       Quebec                    100%
         Schatz Insurance Agencies, Inc.                                                Saskatchewan              100%
         Marsh & McLennan (SASK) Ltd.                                                   Saskatchewan              100%
     Claro J&H Marsh & McLennan S.A. Corredores De Seguros                              Chile                     100%
         Claro Marsh & McLennan Consultores en Recursos Humanos, Ltda                   Chile                     100%
     Marsh & McLennan Denmark A/S                                                       Denmark                   100%
         Marsh & McLennan Norway A.S                                                    Norway                    100%
         Marsh & McLennan Sweden AB                                                     Sweden                    100%
     Marsh & McLennan Companies GmbH                                                    Germany                   100%
     Marsh & McLennan Companies Beteiligungsgesellschaft II GmbH                        Germany                   100%
         Gradmann & Holler, K.G                                                         Germany                   100%
                Erwin Warnecke GmbH                                                     Germany                   100%
                Gradmann & Holler GmbH                                                  Germany                    89.1%
                      RMB-Risk Management Beratungs-GmbH                                Germany                   100%
                      Wolf & Hasselmann GmbH                                            Germany                   100%
                      Gradmann & Holler-William M. Mercer GmbH                          Germany                    90%
                      VW-Versicherungsvermittlungs-GmbH                                 Germany                    33.3%
                      VVG Gradmann & Holler Versicherungs-Vermittlungs-GmbH             Germany                    24%
                      Airport Asserkuranz Vermittlungs GmbH                             Germany                    50%
                      GMFS Versicherungs-Vermittlungs GmbH                              Germany                    49%
                      Sudzucker Versicherungsvermittlungs GmbH                          Germany                    49%
                      Senator Assercuranz Contor GmbH                                   Germany                    49%
                      Gradman & Holler Kiefhaber GmbH                                   Germany                   100%
                      Gradman & Holler AG                                               Switzerland               100%
                      Bau Asserkuranz Vermittlungs GmbH                                 Germany                    45%
                      Westfalia Asserkuranz Versicherungsvermittlungs GmbH              Germany                    33%
                      Gradmann & Holler Kiefhaber GmbH                                  Germany                   100%
                      Gradmann & Holler AG                                              Switzerland               100%
     Marsh & McLennan-Hellas-L.L.C                                                      Greece                    100%
     Marsh & McLennan Limited                                                           Hong Kong                 100%
     J&H Marsh & McLennan Budapest Insurance Brokers & Consultants Ltd.                 Hungary                   100%
     Marsh & McLennan Management Services (Dublin) Limited                              Ireland                   100%
     J&H Marsh & McLennan Italia, S.P.A                                                 Italy                     100%
     J&H Marsh & McLennan Japan Ltd.                                                    Japan                     100%
     Marsh & McLennan Co. Inc.                                                          Liberia                   100%

     Marsh & McLennan Luxembourg, S.A                                                   Luxembourg                100%
         Marsh & McLennan Insurance Management Services, S.A                            Luxembourg                100%
     S.P.K. Bowring Marsh & McLennan Sdn. Bhd                                           Malaysia                   30%
     Organizacion Brockman y Schuh, S.A. de C.V                                         Mexico                     20%
     Servicios Actuariales, S.A. de C.V                                                 Mexico                     82%
         Compensacion Tecnica Consultores, S.A. de C.V                                  Mexico                     50%
         Servicios Actuariales Guatemala, S.A                                           Guatemalan                 50%
         Bysap Servicios Administrativos, S.A. de C.V                                   Mexico                     99%
         Professional Indemnity Re, Ltd.                                                Bermuda                   100%
         Consultores en Garantias, S.A. de C.V                                          Mexico                     99%
         Border Insurance Services, Inc.                                                California                100%
         Travelgold Mexico, S.A. de C.V                                                 Mexico                     50%
         Grupo Medicos, S.A. de C.V                                                     Mexico                     25%
     Brockman y Schuh Marsh & McLennan Agente de Seguros
        y de Fianzas, S.A. de C.V                                                       Mexico                     20%
     Inverbys, S.A. de C.V                                                              Mexico                      1%
     Administradora de Inmuebles Fin, S.A. de C.V                                       Mexico                     20%
         ByS Servicios Especiales, Agente de Seguros, S.A. de C.V                       Mexico                     45.5%
         Reinmex, Intermediario de Reaseguros, S.A. de C.V                              Mexico                     51%
                Guy Carpenter Reinmex Corredores de Reaseguros Limitada                 Columbian                  87.5%
                Reinmex Florida, Inc.                                                   Florida                   100%
     Corredores Internacionales de Reaseguros S.A                                       Mexico                     60%
     Marsh & McLennan Polska Sp.zO.O                                                    Poland                    100%
     Marsh & McLennan Romania SRL                                                       Romania                   100%
     Marsh & McLennan Management Services (S) Pte. Ltd.                                 Singapore                 100%
     Marsh & McLennan Bowring Pte. Ltd.                                                 Singapore                 100%
     Marsh & McLennan Slovakia s.r.o                                                    Slovakia                  100%
     Marsh & McLennan Correduria de Reaseguros S.A                                      Spain                     100%
     Marsh & McLennan Espana, S.A., Correduria de Seguros                               Spain                      60%
         Marsh Privat AIE                                                               Spain                      50%
     J&H Marsh & McLennan AG                                                            Switzerland               100%
     Marsh & McLennan (Thai) Company Ltd.                                               Thailand                   49%
     San J&H Marsh & McLennan                                                           Turkey                    100%
     J&H Marsh & McLennan International Broking Holdings, Limited                       United Kingdom            100%
          Insurance Brokers of Nigeria Ltd.                                             Nigeria                    40%

     Marsh & McLennan Bowring Marine & Energy Group Ltd.                                United Kingdom            100%
     Marsh & McLennan Limited                                                           United Kingdom            100%
     J&H Marsh & McLennan Management (USVI) Ltd.                                        Virgin Islands            100%
     Marsh & McLennan, Incorporated                                                     Virgin Islands            100%
     Muir Beddall (Zimbabwe) Limited                                                    Zimbabwe                  100%
         C.T. Bowring and Associates (Private) Limited                                  Zimbabwe                   28.82%
     Jay R. Corp.                                                                       New York                  100%
     Casualty Insurance Company Services, Inc.                                          California                100%
     Johnson & Higgins Agency of Korea, Ltd.                                            Korea                     100%
     J&H Marsh & McLennan (Colombia) Ltda                                               Colombia                  100%
     Johnson & Higgins Securities, Inc.                                                 Montana                   100%
     Retach Corporation                                                                 Delaware                  100%
     Shipowners of Claims Bureau, Inc.                                                  New York                  100%
     Caribbean Marine Associates, Inc.                                                  Florida                   100%
     Pacific Marine Associates, Inc.                                                    California                100%
     Johnson & Higgins (USVI) Ltd.                                                      Virgin Islands            100%
     J&H Marsh & McLennan Intermediaries of Washington, Inc.                            Washington                100%
     Healthcare Risk Management Services, Inc.                                          Washington                100%
     Espana Uno, Inc.                                                                   Delaware                  100%
     Espana Dos, Inc.                                                                   Delaware                  100%
     Espana Tres, Inc.                                                                  Delaware                  100%
     Espana Cuatro, Inc.                                                                Delaware                  100%
     Espana Cinco, Inc.                                                                 Delaware                  100%
     Espana Seis, Inc.                                                                  Delaware                  100%
     Espana Siete, Inc.                                                                 Delaware                  100%
     Espana Ocho, Inc.                                                                  Delaware                  100%
     J&H Interests                                                                      New York                  100%
     Henry Ward Johnson & Company Insurance Services, Inc.                              California                100%
     Johnson & Higgins/Kirke-Van Orsdel, Inc.                                           Delaware                  100%
     Johnson & Higgins Willis Faber Holdings, Inc.                                      New York                   50%
     J&H Marsh & McLennan Management, Inc.                                              New York                  100%
     New, S.A                                                                           Peru                      100%
     Willcox, Barringer & Co. (California) Inc.                                         California                100%
         Willcox Johnson & Higgins Asia, Pte. Ltd.                                      Singapore                 100%
         Johnson & Higgins Willis Faber (U.S.A.) Inc.                                   New York                  100%
     SBI Reinsurance Company, Ltd.                                                      Bermuda                   100%
     Interco, S.A                                                                                                 100%
Wilson McBride, Inc.                                                                    Ohio                       **
     AM-Grip, Inc.                                                                      Texas                      **
     Johnson & Higgins W.F. Ltd.                                                        Canada                    100%
     Worldwide Energy Insurance Services, Inc.                                                                    100%
     Transbrasil Ltda                                                                   Brazil                     50%
     Johnson & Higgins Holdings B.V                                                     Netherlands               100%
     J&H Unison Holdings B.V                                                            Netherlands                50%
     Max Mattheissen Holdings A.B                                                       Sweden                    100%
     Unison Belgium                                                                     Belgium                   100%
     Mees & Zoonen Marsh & McLennan B.V                                                 Netherlands               100%
     R. Mees & Zoonen Assurante B.V                                                     Netherlands               100%

     Unison Management (Scandinavia) AB                                                 Scandinavia                50%
     Albert Willcox & Co. De Venezuela, CA                                              Venezuela                 100%
     Foster Higgins (Far East) Limited                                                  Hong Kong                 100%
     Intercontinental De Reaseguros, S.A
     Inversiones Orquidea, S.A                                                          Colombia                   82%
     J&H Aviation Plc                                                                   United Kingdom            100%
         Johnson & Higgins Aviation Pty. Ltd.                                           Australia                 100%
     J&H Marsh & McLennan Managment (Barbados) Limited                                  Barbados                  100%
         J&H Intermediaries (Barbados) Limited                                          Barbados                  100%
     Johnson & Higgins  (Bermuda) Limited                                               Bermuda                   100%
         Unison Management (Bermuda) Ltd.                                               Bermuda                   100%
     Johnson & Higgins of (Cayman Islands) Ltd.                                         Cayman Islands            100%
         IMC (Turks & Caicos) Limited                                                   Cayman Islands            100%
         Johnson & Higgins Intermediaries (Cayman) Ltd.                                 Cayman Islands            100%
         Victoria Hall Company Limited                                                  Bermuda                    20%
     Johnson & Higgins of (Chile) Limitada                                              Chile                     100%
         Johnson & Higgins Mediservice - Administradora De Planos De Saude Ltda         Brazil                     80%
         Albert Willcox & Co. of Canada Ltd.                                            Canada                    100%
         Dupuis, Parizeau, Tremblay, Inc.                                               Canada                    100%
     Les Conseillers Dpt. Inc.                                                          Canada                    100%
     Johnson & Higgins Corretores De Seguros Ltda                                       Brazil                    100%
     Johnson & Higgins (H.K.) Limited                                                   Hong Kong                 100%
     Johnson & Higgins (Peru) S.A. Corredores De Seguro                                 Peru                      100%
     J&H Marsh & McLennan Pte                                                           Singapore                 100%
         Johnson & Higgins PB Co., Ltd.                                                 Singapore                  40%
         Johnson & Higgins Risk Management Services (S) Pte. Ltd.                       Singapore                 100%
     Johnson & Higgins Consulting S.r.L                                                 Italy                     100%
         Unison Consultants Europe                                                      Belgium                    96%
         J&H Employee Benefit S.p.A                                                     Italy                     100%
         Mednorte Internacional - Sociedade Mediadora De Seguros, Limitada                                        100%
         Johnson & HIggins Sociadad Anonima                                                                       100%
         Johnson & Higgins (Uruguay) Inc.                                               Uruguay                   100%
         Llenrup Participaues S.C. Ltda                                                 Brazil                    100%
         Sersur                                                                         Brazil                    100%
     Unison Management Luxembourg, S.A                                                  Luxembourg                 23%
     Willcox Phillippines Inc.                                                          Phillippines               40%
     Johnson & Higgins Managment Services, Ltd.                                         Bermuda                   100%
     Inter-Ocean Management (Cayman) Limited                                            Cayman Islands            100%
     Johnson & Higgins Luxembourg, S.A                                                  Luxembourg                100%
     Transglobal (Guernsey) Ltd.                                                        Guernsey                  100%
     Unison Management (Dublin) Limited                                                 Ireland                   100%
     Vista Insurance Company, Ltd.                                                      Bermuda                   100%
     Mactras (Bermuda) Limited                                                          Bermuda                   100%
     Gem Insurance Company Limited                                                      Bermuda                   100%
     Uniservice Insurance Service Limited                                               Bermuda                   100%
     H.I. Group - Johnson & Higgins Phillippines, Inc.                                  Phillippines               70%
     JHINDAH (Asia) Limited                                                             Indonesia                  50%

     Guy Carpenter & Company, Inc.                                                      Delaware                  100%
         The Carpenter Management Corporation                                           Delaware                  100%
                Paul Napolitan, Inc.                                                    Delaware                  100%
                Paul Napolitan Canada, Inc.                                             Canada                    100%
         Sellon Associates, Inc.                                                        New York                  100%
         Balis & Co., Inc.                                                              Pennsylvania              100%
                Philadelphia Insurance Management Company                               Delaware                  100%
         Guy Carpenter Broking, Inc.                                                    Delaware                  100%
         Market Street Underwriters, Inc.                                               Delaware                  100%
         MMSC Holdings, Inc.                                                            Delaware                  100%
                Marsh & McLennan Securities Corporation                                 Delaware                  100%
         Intermediary Systems Limited                                                   Delaware                  100%
         Triad Underwriting Management Agency, Inc.                                     Delaware                  100%
         Guy Carpenter Advisors, Inc.                                                   Delaware                  100%
         Inter-Americas Insurance Services, Inc.                                        California                 51%
         Guy Carpenter & Company, S.A                                                   Argentina                 100%
         Normandy Reinsurance Company Limited                                           Bermuda                   100%
         Guy Carpenter & Company, S.A                                                   Belgium                   100%
         American Overseas Management Corporation (Canada)                              Canada                    100%
         Guy Carpenter & Company (Canada) Limited                                       Canada                    100%
         Guy Carpenter & Company, A/S                                                   Denmark                   100%
         Guy Carpenter & Company GmbH                                                   Germany                    60%
         Guy Carpenter & Company (Asia) Limited                                         Hong Kong                 100%
         Guy Carpenter Italia, S.R.L                                                    Italy                     100%
         Guy Carpenter y Cia (Mexico) S.A. de C.V                                       Mexico                    100%
         Guy Carpenter & Company (S) Pte. Ltd.                                          Singapore                 100%
         Guy Carpenter & Company (Stockholm) AB                                         Sweden                    100%
                Bennich Reinsurance Management AB                                       Sweden                    100%
         Guy Carpenter (U.K.) Ltd.                                                      United Kingdom            100%
         Intermediary Systems Ltd.                                                      United Kingdom
         Geological Information Services                                                United Kingdom
         Marsh & McLennan Risk Capital Holdings, Ltd.  Delaware                                                   100%
                Marsh & McLennan Capital, Inc.                                          Delaware                  100%
                Marsh & McLennan GPI, Inc.                                              Delaware                  100%
                Marsh & McLennan LP II, Inc.                                            Delaware                  100%
                MMRCH LLC                                                               Delaware                   30%
                MMRC LLC                                                                Delaware                   30%
                The ARC Group LLC                                                       Delaware                   33%
                Terra Nova (Bermuda) Holdings Ltd.                                      Bermuda                     9.9%
                VIC Corporation                                                         Maine                      51%

  J&H Marsh & McLennan (Holdings) Ltd.                                                  United Kingdom            100%
     Marsh & McLennan Management Services (Guernsey) Limited                            Guernsey                  100%
     J&H Marsh & McLennan (IOM) Ltd.                                                    Isle of Man               100%
     Marsh & McLennan Management Services (Isle of Man) Ltd.                            Isle of Man               100%
     J&H Marsh & McLennan Financial Services Ltd.                                       United Kingdom            100%
     J&H Marsh & McLennan (UK) Limited                                                  United Kingdom            100%
         Marsh & McLennan Services Ltd.                                                 United Kingdom            100%
         Marsh & McLennan Holdings Ltd.                                                 United Kingdom            100%
         Marsh & McLennan Nederland B.V                                                 Netherlands               100%
                Marsh & McLennan s.r.o                                                  Czech Republic            100%
         Marsh & McLennan Lda                                                           Portugal                  100%
         Marsh & McLennan Bowring Ltd.                                                  United Kingdom            100%
         Bowring Risk Management Ltd.                                                   United Kingdom            100%
         Bowring Professional Indemnity Scotland Ltd.                                   Scotland                  100%
         Microsafe Ltd.                                                                 United Kingdom            100%
         Ulster Insurance Services Ltd.                                                 N. Ireland                100%
         RIAS Insurance Services Ltd.                                                   Scotland                  100%
         Bowring Limited                                                                United Kingdom            100%
         RIC Management Services Ltd.                                                   Ireland                   100%
         Insurance Management Services Ltd.                                             Ireland                   100%
         Marsh & McLennan Ireland Ltd.                                                  Ireland                   100%
                C. T. Bowring Ireland Ltd.                                              Ireland                   100%
                Mathews Mulcahy & Sutherland Ltd.                                       Ireland                   100%
                Surveyors Insurance Brokers Ltd.                                        United Kingdom             50%
         Marsh & McLennan Ltd.                                                          New Zealand               100%
                Reinsurances New Zealand Ltd.                                           New Zealand               100%
                Risk Management Ltd.                                                    New Zealand               100%
                Marsh & McLennan Ltd.                                                   Fiji                       90%
                      Reinsurances (Pacific) Ltd.                                       Fiji                      100%
Marsh & McLennan France SA                                                              France                    100%
     Mercer-Faugere & Jutheau SA                                                        France                    100%
     Compagnie Europeenne De Courtage d'Assurances et de Reassurances                   France                    100%
         Franchelli & Louvet S.A                                                        France                    100%
                Franchelli & Louvet Services                                            France                    100%
         Cecar Reassurances                                                             France                    100%
         Cecar PRB                                                                      France                     95%
         Consultants en Assurance,  Prevoyance, Assistance                              France                     80%
                Ratio                                                                   France                    100%
         Prevoyance Retraite International Management                                   France                     56%
         Office des Assures                                                             France                     55%
         Energie Courtage                                                               France                     55%
         Societe d'Assurance et de Participation Guian S.A                              France                     24%
         Societe d'Assistance a la Gestion et a L'Ingeniere des Risques                 France                    100%
         Societe Bargheon                                                               France                    100%
         Elysees Prevoyance Gestion                                                     France                     80%
         Cecar Assurances & Finances                                                    France                     50%

         Cecar Deutschland                                                              Deutschland               100%
         Cecar Belgium                                                                  Belgium                   100%
         Ibercecar                                                                      Spain                      82.5%
                AB-Ibercecar                                                            Spain                      64%
                      Sasia                                                             Spain                     100%
                Comesa                                                                  Spain                     100%
         Cecar Portugal                                                                 Portugal                   70%
         Cecar Austria                                                                  Austria                    52%
                Cecar Hungaria                                                          Hungarian                 100%
                Risiko Services (Czech Republic)                                        Czech Republic            100%
         Italcecar                                                                      Italy                      51.4%
         Cecar Turkiye                                                                  Turkey                     51%
         Cecar Argentina                                                                Argentina                 100%
         Cecar Brasil                                                                   Brazil                     71.5%
         Cecar Inchcape Asia                                                            Hong Kong                  50%
         Cecar Tunisie                                                                  Tunisia                    49%
     Cecar & Jutheau, S.A                                                               France                    100%
         Faugere & Jutheau Bermuda                                                      Bermuda                   100%
         Assureurs Conseils Tchadiens (S.A.R.L.)                                        Chad                       83%
         Assureur Conseil de Djibouti- Faugere & Jutheau et Cie SARL                    Djibouti                   75%
         Ancien Cabinet Pierre de Kerpezdron (S.A.)                                     France                    100%
                SNC P. Deleplanque                                                      France                    100%
         Boistel S.A                                                                    France                    100%
         Bureau Gogioso Eyssautier S.A                                                  France                    100%
                Eyssautier Flepp Malatier & Pages S.A                                   France                    100%
                      Boistel Eyssautier S.A                                            France                    100%
                Omnium d'Assurances Maritimes                                           France                    100%
                Astramar S.A                                                            France                    100%
                Cires SARL                                                              France                    100%
                Sogescor SARL                                                           France                    100%
                Gatier S.A                                                              Switzerland               100%
                Assurances Maritimes Eyssautier Malatier Inter SARL                     France                    100%
                Ivoiriennes Assurances Conseil                                          Ivory Coast               100%
         Societe Internationale de Courtage d'Assurances
             et de Reassurances-F&J (SARL)                                              Burkina Faso               30%
         Socodel-Paris S.A                                                              France                    100%
         Union Francaise de Reassurances (S.A.)                                         France                    100%
                 Guy Carpenter & Cia, S.A. - 34                                         Spain                      81.08%
         William M. Mercer-Faugere & Jutheau (S.A.R.L.)                                 France                    100%
         Societe d'Etude et de Gestion et de Conseil en Assurance SA                    Senegal                    39.25%

Mercer Consulting Group, Inc.                                                           Delaware                  100%
     National Economic Research Associates, Inc.                                        California                100%
         National Economic Research Associates, Inc.                                    Delaware                  100%
     Mercer Management Consulting, Inc.                                                 Delaware                  100%
         Corporate Decisions, Inc.                                                                                100%
         Decision Research Corporation                                                  Massachusetts             100%
         LAR/Decision Research Corporation                                              New York                  100%
         Lippincott & Margulies, Inc.                                                   New York                  100%
         Mercer Management Consulting, Ltd.                                             Bermuda                   100%
         Marketing/Innovation/Development pour l'industrie-MID, S.A                     France                    100%
         Mercer Management Consulting GmbH                                              Germany                   100%
                Mercer Consulting Group Verwaltungs GmbH                                Germany                   100%
                Dr. Seebauer & Partner GmbH - Management Consulting
                    Group & Co. KG                                                      Germany                   100%
                UBM Consultoria Internacional S/C Ltda                                  Brazil                     30%
                UBM Consulting France International Management Consultants              France                    100%
                Mercer Management Consulting Limited                                    Switzerland               100%
                Mercer Management Consulting S.L                                        Spain                     100%
         Mercer Management Consulting SNC                                               France                    100%
         Mercer Management Consulting                                                   Portugal                  100%
         Mercer Consulting Services S.A                                                 Switzerland               100%
     Mercer MN Ltda                                                                     Brazil                    100%
         Mercer MW Corredore de Seguro                                                  Brazil                    100%
     William M. Mercer Companies LLC                                                    Delaware                  100%
         William M. Mercer Holdings, Inc.                                               Delaware                  100%
                William M. Mercer Holdings Canada, Inc.                                 Delaware                  100%
                William M. Mercer Pty. Ltd.                                             Australia                 100%
                      Superfund Nominees Pty. Ltd.                                      Australia                 100%
                William M. Mercer S.A                                                   Belgium                   100%
                William M. Mercer Limited                                               Canada                     50%
                      Mercer Management Consulting Limited                              Canada                    100%
                      Societe Conseil Mercer Limitee                                    Quebec                    100%
                Mercer Limited                                                          Ireland                   100%
                      P.I.C. Advisory Services Limited                                  Ireland                   100%
                      P.I.C. Management Services Limited                                Ireland                   100%
                Mercer Fraser P.I.C. Trustees Limited                                   Ireland                   100%
                William M. Mercer Limited of Japan                                      Japan                     100%
                William M. Mercer (Korea) Co., Ltd.                                     Korea                     100%
                William M. Mercer Limited                                               Hong Kong                 100%
                      William M. Mercer Pte. Ltd.                                       Singapore                 100%
                William M. Mercer (Malaysia) Sdn. Bhd                                   Malaysia                  100%
                      William M. Mercer Zainal Fraser Sdn. Bhd                          Malaysia                   70%
                Mercer C & B Servicios, S.A. de C.V                                     Mexico                    100%
                Mercer C & B S.A. de C.V                                                Mexico                    100%
                William M. Mercer Agente de Seguros S.A. de C.V                         Mexico                    100%

         William M. Mercer Holdings, Inc. (cont.)

                William M. Mercer Ten Pas B.V                                           Netherlands               100%
                      WMM Haneveld Investment Consulting B.V                            Netherlands               100%
                          Reitmulders & Partners B.V                                    Netherlands               100%
                      William M. Mercer Services B.V                                    Netherlands               100%
                William M. Mercer Limited                                               New Zealand               100%
                William M. Mercer, S.A                                                  Switzerland               100%
                William M. Mercer Limited                                               United Kingdom            100%
                      William M. Mercer Fraser (Irish Pensioneer Trustees) Limited      Ireland                   100%
                      William M. Mercer Srl                                             Italy                     100%
                      William M. Mercer Fraser Pension Fund Trustees Limited            United Kingdom            100%
                      Duncan C. Fraser & Co.                                            United Kingdom            100%
                      William M. Mercer Fraser Computer Services Limited  United Kingdom                          100%
                      Mercer Management Consulting, Limited                             United Kingdom            100%
                      MF Trustees Limited                                               United Kingdom            100%
                      William M. Mercer Fraser Pension Fund Trustees Limited            United Kingdom            100%
                      William M. Mercer (Isle of Man) Limited                           Isle of Man               100%
                      Pensioneer Trustees (Leeds) Limited                               England                   100%
                      William M. Mercer Lda                                             Portugal                  100%
                      William M. Mercer Fraser Limited                                  United Kingdom            100%
                      MPA (International) Limited                                       United Kingdom            100%
                      Pension Trustees Limited                                          United Kingdom            100%
                      Pensioneer Trustees Limited                                       United Kingdom            100%
                      Pensioneer Trustees (London) Limited                              United Kingdom            100%
                      Southampton Place Trustee Co. Ltd.                                United Kingdom            100%
         William M. Mercer, Incorporated                                                Delaware                  100%
                WMM Services, Inc.                                                      Delaware                  100%
                William M. Mercer Securities Corp.                                      Delaware                  100%
                National Medical Audit                                                  California                100%
                Hansen International Limited                                            Delaware                  100%
                William M. Mercer of Indiana, Incorporated                              Indiana                   100%
                William M. Mercer Investment Consulting, Inc.                           Kentucky                  100%
                William M. Mercer of Kentucky, Inc.                                     Kentucky                  100%
                William M. Mercer, Incorporated                                         Louisiana                 100%
                William M. Mercer, Incorporated                                         Massachusetts             100%
                William M. Mercer of Michigan, Incorporated                             Michigan                  100%
                William M. Mercer, Incorporated                                         Nevada                    100%
                William M. Mercer, Incorporated                                         Ohio                      100%
                William M. Mercer, Incorporated                                         Oklahoma                  100%
                William M. Mercer of Texas, Inc.                                        Texas                     100%
                William M. Mercer of Virginia, Incorporated                             Virginia                  100%
                OCR Ltd.                                                                Australia                 100%
                MPA Superannuation Services Limited                                     Australia                 100%
                MPA Superfund Nominees Pty. Limited                                     Australia                 100%

         William M. Mercer, Incorporated (cont.)

                Mercer R.H. SARL                                                        France                    100%
                William M. Mercer-MPA Limited                                           Hong Kong                 100%
                William M. Mercer Philippines, Incorporated                             Philippines               100%
                William M. Mercer, Incorporated                                         Puerto Rico               100%
         William M. Mercer S.A                                                          Argentina                 100%
                William M. Mercer S.A. Asesores de Seguros                              Argentina                 100%
         William M. Mercer Comercio Consultoria e Servicos Ltda                         Brazil                    100%
                William M. Mercer Consultoria Ltda                                      Brazil                     33.3%
                Grupo Assistencial De Economia E Financas Tudor S/C Ltda. Brazil                                   33%
         William M. Mercer, S.A                                                         Belgium                   100%
         William M. Mercer Limitada                                                     Chile                     100%
                William M. Mercer Claro Corredores de Seguros                           Chile                     100%
         William M. Mercer A/S                                                          Denmark                    60%
                William M. Mercer A.B                                                   Sweden                    100%
         William M. Mercer Broking (Taiwan) Ltd.                                        Taiwan                    100%
         William M. Mercer Consulting (Taiwan) Ltd.                                     Taiwan                    100%
Seabury & Smith, Inc.                                                                   Delaware                  100%
     Seabury & Smith of Arkansas, Inc.                                                  Arkansas                  100%
     Appleby & Sterling Agency, Inc.                                                    Delaware                  100%
     J&H Marsh & McLennan Private Client Services, Inc.                                 Delaware                  100%
     J&H Marsh & McLennan Financial Services, Inc.                                      New York                  100%
     J&H Marsh & McLennan Financial Services, Inc.                                      Indiana                   100%
     J&H Marsh & McLennan Financial Insurance Services of Massachusetts, Inc.           Massachusetts             100%
     J&H Marsh & McLennan Financial Services of Texas, Inc.                             Texas                     100%
     Albert H. Wohlers & Co.                                                            Illinois                  100%
     Smith-Sternau Organization, Inc.                                                   Delaware                  100%
     The Schinnerer Group, Inc.                                                         Delaware                  100%
         Victor O. Schinnerer & Company, Inc.                                           Delaware                  100%
                Victor O. Schinnerer of Illinois, Inc.                                  Illinois                  100%
                Victor O. Schinnerer & Company, Inc.                                    Ohio                      100%
         Encon Holdings, Inc.                                                           Texas                     100%
                Panhandle Insurance Agency, Inc.                                        Texas                     100%
                      Encon Underwriting Agency, Inc.                                   Texas                     100%
         Encon Holdings, Inc.                                                           Ontario                   100%
                Encon Insurance Managers Inc.                                           Canada                    100%
                      Encon Management Services, Inc.                                   Canada                    100%
                      Encon Reinsurance Managers Inc.                                   Canada                    100%
                Encon Title Insurance Managers Inc.                                     Canada                    100%
         Victor O. Schinnerer & Company Ltd.                                            United Kingdom            100%
                Encon Underwriting Limited                                              United Kingdom            100%
                Admiral Holdings Limited                                                United Kingdom            100%
                      Admiral Underwriting Agencies Limited                             United Kingdom            100%
                Admiral Ireland Limited                                                 Ireland                   100%
                Admiral Underwriting Agencies (Ireland) Ltd.                            Ireland                   100%

     Seabury & Smith of Georgia, Inc.                                                   Georgia                   100%
     M. A. Gesner of Illinois, Inc.                                                     Illinois                  100%
     Seabury & Smith of Illinois, Inc.                                                  Illinois                  100%
     Seabury & Smith, Inc.                                                              Indiana                   100%
     Seabury & Smith, Inc.                                                              Kentucky                  100%
     Seabury & Smith, Inc.                                                              Louisiana                 100%
     Seabury & Smith, Inc.                                                              Massachusetts             100%
     Seabury & Smith, Inc.                                                              Michigan                  100%
     Seabury & Smith, Inc.                                                              Nevada                    100%
     Seabury & Smith Agency, Inc.                                                       Ohio                      100%
     Seabury & Smith, Inc.                                                              Oklahoma                  100%
     Seabury & Smith, Inc.                                                              Texas                     100%
     Seabury & Smith, Inc.                                                              Virginia                  100%
     Seabury & Smith Limited                                                            Ontario                   100%
         G. E. Freeman Insurance Agency Limited                                         Ontario                   100%
     Seabury & Smith Limited                                                            United Kingdom            100%
Putnam Investments, Inc.                                                                Massachusetts             100%
     Putnam Investment Management, Inc.                                                 Massachusetts             100%
     Putnam Future Advisors, Inc.                                                       Massachusetts             100%
     Putnam Fiduciary Trust Company                                                     Massachusetts             100%
     Putnam Investor Services, Inc.                                                     Massachusetts             100%
     Putnam Mutual Funds Corp.                                                          Massachusetts             100%
         Putnam Insurance Agency, Inc.                                                  Massachusetts             100%
     The Putnam Advisory Company, Inc.                                                  Massachusetts             100%
         Putnam Europe Ltd.                                                             United Kingdom            100%
     The Putnam Corporation                                                             Massachusetts             100%
     Pan Agora Asset Management                                                         Delaware                   50%
     Pan Agora Management, Ltd.                                                         United Kingdom             50%
     Putnam Rhumbline Corporation                                                       Massachusetts             100%
     Primary Funds Service Corp.                                                        Delaware                   51%
     Putnam Overseas Institutional Management Company Ltd.                              Bahamas                   100%
     Putnam International Distributors, Ltd.                                            Cayman Islands            100%
     Putnam Deutschland GmbH                                                            Germany                   100%
     Putnam International Advisory Company, S.A                                         Luxembourg                100%
         NKK-Putnam Management, S.A                                                     Luxembourg                100%
     Putnam International Growth Management S.A                                         Luxembourg                100%
     Putnam Luxembourg S.A                                                              Luxembourg                100%
     Putnam Management (Luxembourg), S.A                                                Luxembourg                100%

Sedgwick Group plc                                                                      United Kingdom            100%
      Crown Court Trust Limited                                                         United Kingdom            100%
                  Sedgwick Lamda Limited                                                United Kingdom            100%
                  Sedgwick Europe Risk Services Limited                                 United Kingdom            100%
                  Sedgwick Analysis Services Limited                                    United Kingdom            100%
                  Americas Insurance Services Limited                                   United Kingdom            100%
                  Sedgwick Theta Limited                                                United Kingdom            100%
                  Sedgwick Group Nominees Limited                                       United Kingdom            100%
                  Sedgwick Group Development Limited                                    United Kingdom            100%
                  Blackwood, Scott & Company Limited                                    United Kingdom            100%
                  Bland Welch & Company Limited                                         United Kingdom            100%
                  Sedgwick Lark Limited                                                 United Kingdom            100%
                  Ross Collins Holdings Limited                                         United Kingdom            100%
                  Hobson, Allfrey & Wheeler Limited                                     United Kingdom            100%
                  JWP Overseas Holdings Limited                                         United Kingdom            100%
                  Sedgwick Consulting Group Limited                                     United Kingdom            100%
                  Sedgwick Overseas Limited                                             United Kingdom            100%
         Sedgwick Finance plc                                                           United Kingdom            100%
         Rivers Group Limited                                                           United Kingdom            100%
                  Exmoor Management Company Limited                                     Bermuda                   100%
                  River Thames Insurance Company Limited                                United Kingdom             98.74%
                  R.W. Gibbon & Son (Underwriting Agencies) Limited                     United Kingdom            100%
                  Regis Agencies Limited                                                United Kingdom            100%
                  Bevington Vaizey & Foster Limited                                     United Kingdom            100%
                  Rhone Limited                                                         United Kingdom            100%
         Sedgwick Management Services (London) Limited                                  United Kingdom            100%
                  Sedgwick Management Services (Guernsey) Limited                       Guernsey                  100%
                           Sedgwick Management Services
                               (Singapore) Pte Limited                                  Singapore                 100%
         Sedgwick Omega Limited                                                         United Kingdom            100%
         Sedgwick Epsilon Limited                                                       United Kingdom            100%
                  Sedgwick Eta Limited                                                  United Kingdom            100%
                  Sedgwick Russia Limited                                               United Kingdom            100%
                  Lloyd George Insurance Services Limited                               United Kingdom             95%
                  Sedgwick Delta Limited                                                United Kingdom            100%
                  Sedgwick Far East Limited                                             United Kingdom            100%
                  Sedgwick Kazakhstan Limited                                           United Kingdom            100%
                  Sedgwick Ukraine Limited                                              United Kingdom            100%
                  Wigham Poland (Hellas) Limited                                        United Kingdom              5%
                  Sedgwick Japan Limited                                                United Kingdom            100%
                  B.K. Thomas & Partners Limited                                        United Kingdom            100%
                           B.K. Thomas & Partners (General) Limited                     United Kingdom            100%
                  Sedgwick Turkey Limited                                               United Kingdom            100%
                  Sedgwick Azeri Limited                                                United Kingdom            100%
                  Sedgwick OS Limited                                                   United Kingdom            100%
                  Whitechapel Corporate Services Limited                                United Kingdom            100%
         SG Services Limited                                                            United Kingdom            100%
                  Sedgwick International Broking Services Limited                       United Kingdom            100%
                  Sedgwick Global Limited                                               United Kingdom            100%
                  Sedgwick Computer & Network
                      Service Company Limited                                           United Kingdom            100%
                  Sedgwick Credit Limited                                               United Kingdom            100%
                  Sedgwick Europe Risk Solutions Limited                                United Kingdom            100%
                  ReSolutions International Limited                                     United Kingdom            100%
                  Sedgwick Energy Limited                                               United Kingdom            100%
                  Aldgate Insurance Brokers (Marine) Limited                            United Kingdom            100%
                  Sedgwick UK Risk Services Limited                                     United Kingdom            100%
                  Sedgwick Bankrisk Limited                                             United Kingdom            100%
                  E.W. Payne & Co. (Marine) Limited                                     United Kingdom            100%
                  Sedgwick Aviation Limited                                             United Kingdom            100%

                  Sedgwick Energy & Marine Limited                                      United Kingdom            100%
                  Price Forbes Limited                                                  United Kingdom            100%
                  Sedgwick Georgia Limited                                              United Kingdom            100%
                  Sedgwick Special Risks Limited                                        United Kingdom            100%
                  Reclaim Limited                                                       United Kingdom            100%
                  Sedgwick Limited                                                      United Kingdom            100%
                  Sedgwick Northern Ireland Risk Services Limited                       Northern Ireland 100%
                  The Sedgwick Information Exchange Limited                             United Kingdom            100%
                  Sedgwick Agency Services Limited                                      United Kingdom            100%
                  Wigham Poland Limited                                                 United Kingdom            100%
                           Wigham Poland Aviation Limited                               United Kingdom            100%
                           Wigham Poland Professional
                               Indemnity Limited                                        United Kingdom            100%
                           Wigham Poland Reinsurance Brokers Limited                    United Kingdom            100%
                           Wigham Poland Scotland Limited                               United Kingdom            100%
                           Wigham Poland Marine Limited                                 United Kingdom            100%
                           Anthony Lumsden & Company Limited                            United Kingdom            100%
                           Anthony Lumsden Group Limited                                United Kingdom            100%
                                    Anthony Lumsden & Co (Pte) Limited Singapore                                  100%
                  Sedgwick Reinsurance Services Limited                                 United Kingdom            100%
                  Sedgwick Credit Europe Limited                                        United Kingdom            100%
                  Marine Risk Management Services Limited                               United Kingdom            100%
                  Sedgwick UK Risk Services Limited                                     United Kingdom            100%
                           Roger Lark & Sedgwick (Partnership)                          United Kingdom             30%
                                    RL & S Limited                                      United Kingdom            100%
                           Roger Lark & Sedgwick Limited                                United Kingdom             14%
                  Racal Insurance Services Limited                                      United Kingdom             50%
                  Richard Sparrow Holdings Limited                                      United Kingdom            100%
                  Richard Sparrow and Company Limited                                   United Kingdom            100%
                  Richard Sparrow and Company (International
                     Non Marine) Limited                                                United Kingdom            100%
                  Sedgwick Georgia Limited                                              United Kingdom            100%
                           Grupo Internacional de Reaseguro
                                 Intermediario de Reaseguro, S.A. de C.V                Mexico                     10%
         Sedgwick Group Properties & Services Limited                                   United Kingdom            100%
                  Avongrove Limited                                                     United Kingdom             99.6%
                  Matchgrange Holdings Limited                                          United Kingdom            100%
                           Matchgrange Limited                                          United Kingdom            100%
         Sedgwick Alpha Limited                                                         United Kingdom            100%
         Sedgwick Noble Lowndes Group Limited                                           United Kingdom            100%
                  Sedgwick Noble Lowndes (UK) Limited                                   United Kingdom            100%
                           Sedgwick Financial Services Limited                          United Kingdom            100%
                                    Sedgwick Actuarial Services Limited                 United Kingdom            100%
                                    Sedgwick Trustees Limited                           United Kingdom            100%
                           Sedgwick Affinity Group Services Limited                     United Kingdom            100%
                           The Financial & Insurance
                                 Advice Centre Limited                                  United Kingdom            100%
                           Sedgwick Noble Lowndes Limited                               United Kingdom            100%
                                    English Pension Trustees Limited                    United Kingdom            100%
                                    Sedgwick Noble Lowndes Trust
                                       Corporation Limited                              United Kingdom            100%
                                    Sedgwick Noble Lowndes
                                       Actuarial Services Limited                       United Kingdom            100%
                                    Advantage Independent Limited                       United Kingdom            100%
                                    Advantage Advisors Services Limited                 United Kingdom            100%
                                    Flexifund Limited                                   United Kingdom            100%
                                    Sedgwick Northern Ireland Limited                   Northern Ireland          100%
                                    Noble Lowndes Pensions Limited                      United Kingdom            100%
                                    Noble Lowndes Personal Financial
                                       Services Limited                                 United Kingdom            100%

                                    Noble Lowndes Settlement
                                       Trustees Limited                                 United Kingdom            100%
                                    Sedgwick Ulster Pension
                                        Trustees Limited                                Northern Ireland 100%
                                            Lowndes (N.I.) Limited                      Northern Ireland 100%
                                    Scotttish Pension Trustees Limited United Kingdom                             100%
                                    Settlement Trustees Limited                         United Kingdom            100%
                                    Combined Actuarial Performance
                                       Services Limited                                 United Kingdom             25%
                  Sedgwick Noble Lowndes (Europe) Limited                               United Kingdom            100%
                           Sedgwick Financial Services
                              (Deutschland) GmbH                                        Germany                    25%
                           Sedgwick Noble Lowndes GmbH                                  Germany                    75%
                  Sedgwick Investment Services Limited                                  United Kingdom            100%
                  Chancery Eastcheap Limited                                            United Kingdom            100%
                  Chancery Aldgate Limited                                              United Kingdom            100%
                  The International Employer Limited                                    United Kingdom            100%
                           TIE Systems Limited                                          United Kingdom            100%
                  Health Care Management Limited                                        United Kingdom            100%
                           Allied Medical Assurance Services Limited                    United Kingdom            100%
                                    Healthcare Agencies Limited                         United Kingdom            100%
                  Sedgwick Wiggmoore Communications Limited                             United Kingdom            100%
                  Sedgwick Noble Lowndes Occupational
                     Health Limited                                                     United Kingdom            100%
                           Sedgwick Noble Lowndes Occupational
                              Health (Midlands) Limited                                 United Kingdom            100%
                  Sedgwick Noble Lowndes Healthcare Limited                             United Kingdom            100%
                           Medisure Marketing and Management Limited                    United Kingdom            100%
                  Affinity Groups Advantage Limited                                     United Kingdom            100%
         Sedgwick Oakwood Lloyd's Underwriting Agents Limited                           United Kingdom            100%
                  Exford One Limited                                                    United Kingdom            100%
                  Names Taxation Service Limited                                        United Kingdom            100%
                           Sedgwick Taxation Consultants Limited                        United Kingdom            100%
                  Standon Underwriting Management Limited                               United Kingdom             99.96%
                  Winsford One Limited                                                  United Kingdom            100%
                  Sedgwick Corporate Capital Services Limited                           United Kingdom            100%
         Sedgwick Group Pension Scheme Trustee Limited                                  United Kingdom            100%
         Sedgwick Global Reinsurance Services Limited                                   United Kingdom            100%
                  Incorporated Names Advisers Limited                                   United Kingdom            100%
                  E.W. Payne (UK) Limited                                               United Kingdom            100%
                  Sedgwick Insurance Strategy Group Limited                             United Kingdom            100%
                           Sedgwick Insurance Strategy Limited                          United Kingdom            100%
                           Aldgate Actuarial Services Limited                           United Kingdom            100%
                  Euings (London) Limited                                               United Kingdom            100%
                  Sedgwick Reinsurance Brokers Limited                                  United Kingdom            100%
         Aldgate US Investments                                                         United Kingdom            100%
                  Digitsuper Limited                                                    United Kingdom            100%
                  Cruiselook Limited                                                    United Kingdom            100%
                  Sedgwick Guernsey Limited                                             Guernsey100%
                  Sedgwick Group Inc.                                                   USA                       100%
                           Sedgwick, Inc. (Delaware)                                    USA                       100%
                                    Regency International Limited                       Bermuda                   100%
                                    Sedgwick James of Puerto Rico, Inc.                 Puerto Rico               100%
                                    Stephen F. Beard, Inc.                              Puerto Rico               100%
                                            Sedgwick Limited                            Taiwan                    100%
                                            Sedgwick Asia Pacific Private Limited       Singapore                 100%
                                    Sedgwick of the Carolinas, Inc.                     USA                       100%
                                    Sedgwick International Risk Management, Inc.        USA                       100%
                                    Sedgwick U.S. Holdings, Inc.                        USA                       100%
                                    Mariners Insurance Agency, Inc.                     USA                       100%

                                    Maritime Adjusters, Inc.                            USA                       100%
                                    Sedgwick of Mississippi, Inc.                       Mississippi               100%
                                    Sedgwick, Inc.                                      USA                       100%
                                    Sedgwick Energy (Insurance Services) Inc.           USA                       100%
                                    Members Insurance Club Agency, Inc.                 USA                       100%
                                    Sedgwick Investments, Inc.                          USA                       100%
                                    Sedgwick of New Jersey, Inc.                        New Jersey                100%
                                    Sedgwick of New Mexico, Inc.                        New Mexico                100%
                                    Sedgwick of Wisconsin, Inc.                         Wisconsin                 100%
                                    Sedgwick Benefits, Inc.                             USA                       100%
                                    Unused Subsidiary, Inc.                             USA                       100%
                                    Sedgwick of Tennessee, Inc.                         Tennessee                 100%
                                            Sedgwick of Tennessee Agency, Inc.          Tennessee                 100%
                                            Countryside, Inc.                           USA                        50.38%
                                    Sedgwick Louisiana Holdings, Inc.                   Louisiana                 100%
                                            Sedgwick of New Orleans, Inc.               New Orleans               100%
                                            Members Insurance Club Agency, Inc.         USA                       100%
                                    Sedgwick of Alabama, Inc.                           Alabama                   100%
                                            Sedgwick of Alabama Agency, Inc.            Alabama                   100%
                                    Sedgwick of Pennsylvania, Inc.                      Pennsylvania              100%
                                            Route 413 Associates, Inc.                  USA                       100%
                                    Sedgwick U.S. Holdings, Inc.                        USA                       100%
                                            Sedgwick of Arizona, Inc.                   Arizona                   100%
                                            Sedgwick of Arkansas, Inc.                  Arkansas                  100%
                                            Sedgwick of Colorado, Inc.                  Colorado                  100%
                                            Sedgwick of Florida, Inc.                   Florida                   100%
                                            Sedgwick of Georgia, Inc.                   Georgia                   100%
                                            Sedgwick of Idaho, Inc.                     Kansas                    100%
                                            Sedgwick of Kentucky, Inc.                  Kentucky                  100%
                                            Sedgwick Risk Services of Maine, Inc.       Maine                     100%
                                            Sedgwick of Maryland, Inc.                  Maryland                  100%
                                            Sedgwick of Michigan, Inc.                  Michigan                  100%
                                            Sedgwick of Minnesota, Inc.                 Minnesota                 100%
                                            Sedgwick of Missouri, Inc.                  Missouri                  100%
                                            Sedgwick of Montana, Inc.                   Montana                   100%
                                            Sedgwick of Nebraska, Inc.                  Nebraska                  100%
                                            Sedgwick of New England, Inc.               New England               100%
                                            Sedgwick of New Hampshire, Inc.             New Hampshire             100%
                                            Sedgwick of Oklahoma, Inc.                  Oklahoma                  100%
                                            Sedgwick of Oregon, Inc.                    Oregon                    100%
                                            Sedgwick of Texas, Inc.                     Texas                     100%
                                            Sedgwick of Utah, Inc.                      Utah                      100%
                                            Sedgwick Management Services
                                               (U.S.) Limited                           USA                       100%
                                            Sedgwick of Virginia, Inc.                  Virginia                  100%
                                            Sedgwick of Washington, Inc.                Washington                100%
                                            Sedgwick Managing General
                                               Agency, Inc.                             USA                       100%
                                            Sedgwick Noble Lowndes North
                                               America, Inc.                            USA                       100%
                                            Galbraith & Green, Inc. of Ohio             USA                       100%
                                            Paladin Reinsurance Corporation             USA                        20%
                                            S.J. Petrakis Insurance Services, Inc.      USA                       100%
                                            Sedgwick of California, Inc.                California                100%
                                                     APRIMAN, Inc.                      USA                       100%
                                            Sedgwick of Connecticut, Inc.               Connecticut               100%
                                            Sedgwick of Illinois, Inc.                  Illinois                  100%
                                                     Sedgwick Claims Management
                                                        Services, Inc.                  USA                       100%
                                                              SCMS Administrative

                                                                Services, Inc.          USA                       100%
                                            Sedgwick of New York, Inc.                  New York                  100%
                                            Sedgwick of Nevada, Inc.                    Nevada                    100%
                                                     CVA Consultants, Inc.              USA                       100%
                                                     Don A. Harris & Associates, Inc.   USA                       100%
                                            Sedgwick of Ohio, Inc.                      Ohio                      100%
                                            Sedgwick Life and Benefits, Inc.            USA                       100%
                           Southern Marine & Aviation Underwriters, Inc.                USA                       100%
                                    Americas Insurance Company                          USA                       100%
                                    Americas Surplus Lines Insurance Company            USA                       100%
                           Southern Marine and Aviation, Inc.                           USA                       100%
                           Sedgwick International Marketing Services Inc.               USA                       100%
                           Unused Subsidiary, Inc.                                      USA                       100%
                           Syndicate and Corporate Management Services, Inc.            USA                       100%
                           Crump Group, Inc.                                            USA                       100%
                                    Crump Insurance Services of Houston, Inc.           Texas                     100%
                                    Crump E & S of California Insurance
                                        Services, Inc.                                  California                100%
                                    Crump Insurance Services Northwest, Inc.            USA                       100%
                                    Crump E & S of Sacramento Insurance
                                        Services, Inc.                                  California                100%
                                    Crump Insurance Services of Atlanta, Inc.           Georgia                   100%
                                    Crump of New York, Inc.                             New York                   90%
                                    Crump Insurance Services of Texas, Inc.             Texas                     100%
                                    Crump Insurance Services of Illinois, Inc.I         llinois                   100%
                                    Crump E & S of San Francisco
                                        Insurance Services, Inc.                        California                100%
                                    Crump Insurance Services of Boston, Inc.            Massachusetts             100%
                                    Crump Insurance Services of Florida, Inc.           Florida                   100%
                                    Crump Insurance Services of
                                        Memphis, Inc.                                   Tennessee                 100%
                                    Crump Financial Services, Inc.                      USA                       100%
                                    Crump Insurance Services, Inc.                      USA                       100%
                                    Crump Insurance Services of
                                       Colorado, Inc.                                   Colorado                  100%
                           Sedgwick Financial Services Inc.                             USA                       100%
                           Sedgwick Re Holdings, Inc.                                   USA                       100%
                                    Claims, Inc.                                        USA                       100%
                                    Sedgwick Re Inc. of Dallas                          Texas                     100%
                                    Sedgwick Diversified Programs, Inc.                 USA                       100%
                                    Sedgwick Re, Inc.                                   USA                       100%
                                            Sedgwick Re Insurance Strategy, Inc.        USA                       100%
                                            Reinsurance Solutions International, L.L.C.USA                         50%
                                            Sedgwick Lane Financial L.L.C               USA                        80%
                           Syndicate & Corporate Management Services Limited            Bermuda                   100%
                  Overseas Reinsurance Corporation Limited                              Bermuda                   100%
         Alcombe One Limited                                                            United Kingdom            100%
                  Oakwood Underwriting Agencies Limited                                 United Kingdom            100%
         Sedgwick Overseas Investments Limited                                          United Kingdom            100%
                  Sedgwick Overseas Group Limited                                       United Kingdom            100%
                  Sedgwick Asia Pacific Limited                                         Australia                 100%
                  Sedgwick Internationaal BV                                            Netherlands               100%
                           Sedgwick Management Services (Antigua) Limited               Antigua                   100%
                           Sedgwick Group (Australia) Pty Limited                       Australia                 100%
                                    Sedgwick (Holdings) Pty Limited                     Australia                 100%
                                            Bland Payne (South Aust.) Pty Limited       Australia                 100%
                                            Sedgwick Limited                            Australia                 100%
                                                     Adam and Adam (Aust.) Pty Limited  Australia                 100%
                                            Sedgwick Insurance Agencies Pty Limited     Australia                 100%
                                    Sedgwick Re Asia Pacific Limited                    Australia                 100%

                                    Sedgwick Corporate and Employee
                                       Benefits Limited                                 Australia                 100%
                                    Price Forbes Australia Limited                      Australia                 100%
                                    Australian Commercial Insurance
                                       Agencies Limited                                 Australia                 100%
                                    Technical Insurance Management
                                       Services Pty Limited                             Australia                 100%
                                    Sedgwick Superannuation Pty Limited                 Australia                 100%
                                    Sedgwick Noble Lowndes Asia
                                        Pacific Limited                                 Australia                 100%
                                            Sedgwick Noble Lowndes Limited              Australia                 100%
                                                     Sedgwick Noble Lowndes
                                                      Actuarial Limited                 Australia                 100%
                                            Sedgwick Noble Lowndes
                                              Group Limited                             Australia                 100%
                                                     Noble Lowndes (PNG) Limited        Papua New Guinea          100%
                                                     Cullen Egan Dell Limited           Australia                 100%
                                                              Sedgwick Noble Lowndes
                                                                Accounting Pty Limited  Australia                 100%
                                                              McPhee Andrewartha
                                                                 CED Pty Limited        Australia                  50%
                                                     Sedgwick Noble Lowndes
                                                        Financial Planning Limited      Australia                 100%
                                                     Sedgwick Noble Lowndes
                                                       Trusteeship Services Limited     Australia                 100%
                                                     Sedgwick Noble Lowndes
                                                       Superannuation Services Limited  Australia                  51%
                           Sedgwick Versicherungsmakler Gesellschaft m.b.H              Austria                   100%
                                    MVM Versicherungsberatungs Gesellschaft m.b.H.      Austria                   100%

                           Sedgwick Argentina SA                                        Argentina                  49%
                           Marinaro Dundas SA                                           Uruguay                    49%
                                    Marinaro Dundas SA                                  Argentina                 100%
                                            Admiseg SA Asesora y  Productora
                                               de Seguros                               Argentina                 100%
                           Sedgwick (Deutschland) GmbH                                  Germany                   100%
                                    Sedgwick Noble Lowndes GmbH                         Germany                   100%
                                            Neuburger Noble Lowndes GmbH                Germany                    50%
                                    Sedgwick Verwaltungs-GmbH                           Germany                   100%
                                    Sedgwick Consulting GmbH                            Germany                   100%
                                    Sedgwick International Broking Services GmbH        Germany                   100%
                                    Sedgwick GmbH & Co                                  Germany                   100%
                                            Buir-Bliesheimer Versicherungsservice GmbH  Germany                    49%
                                    Hamm Versicherungsmakler GmbH                       Germany                   100%
                                    MVM Versicherungsmakler AG                          Switzerland                49%
                           Sedgwick (Continental) SA                                    Switzerland               100%
                                    Sedgwick AG                                         Switzerland               100%
                           Sedgwick (Isle of Man) Limited                               Isle of Man               100%
                                    Sedgwick Management Services
                                        (Isle of Man) Limited                           Isle of Man               100%
                                    Whitechapel Corporate Services Limited              Isle of Man               100%
                                            Whitechapel Insurance Services
                                             Limited                                    Isle of Man               100%
                                            Whitechapel New Company Limited             Isle of Man               100%
                                            Whitechapel Financial Services Limited      Isle of Man               100%
                           Sedgwick Management Services (Jersey) Limited                Jersey                    100%
                           Sedgwick S.A.-N.V                                            Belgium                    99.6%
                                    Sedgwick S.A                                        Luxembourg                100%
                                    Sedgwick Management Services
                                       (Luxembourg) SA                                  Luxembourg                100%

                                    Thilly Van Eessel NV-SA                             Belgium                   100%
                                            Continental Insurance & Reinsurance
                                                Agency SA                               Belgium                   100%
                                            Thilly Van Eessel L.-C. SA                  Belgium                   100%
                                            Cecode SA                                   Belgium                   100%
                                    European Professional Indemnity Mutual              Belgium                   100%
                           Thilly Reinsurance Services SA                               Belgium                   100%
                           Sedgwick Europe Benefit Consultants BV                       Netherlands               100%
                                    Sedgwick Noble Lowndes S.A.-N.V                     Belgium                   100%
                                    Sedgwick Noble Lowndes S.A                          Spain                     100%
                           Portominas-Administracao e Corretagem de Seguros Ltda        Brazil                    100%
                           Shariffuddin-Sedgwick (B) Sendiran Berhad                    Brunei                     45%
                           Sedgwick Holdings (Netherlands) BV                           Netherlands               100%
                                    Sedgwick Management Services (Curacao) N.V. N.      Antilles                  100%
                                    Sedgwick Nederland BV                               Netherlands               100%
                                            P.T. Sedgwick Dharmala                      Indonesia                  55%
                                            Verenigde Reassurantie Makelaars BV         Netherlands               100%
                                            Schlencker BV                               Netherlands               100%
                                            Sedgwick BV                                 Netherlands               100%
                                            "Praevenio" Technische Verzekeringen BV     Netherlands               100%
                                            O.W.J. Schlencker Assuradeuren BV           Netherlands               100%
                                            Singel Reinsurance Underwriting BV          Netherlands               100%
                                            NV Algemene Verzekering
                                              Maatschappij "De Zee"                     Netherlands               100%
                                            Pontier & Karreman BV                       Netherlands               100%
                                            Sedgwick European Risk Services BV          Netherlands               100%
                                    Sedgwick Noble Lowndes B.V                          Netherlands               100%
                                            Sedgwick Noble Lowndes Insurance
                                              Division BV                               Netherlands               100%
                                            Sedgwick Financial Services Consulting
                                              Division BV                               Netherlands               100%
                           Nikols Sedgwick B.V                                          Netherlands               100%
                           Sedgwick Group (Netherlands) BV                              Netherlands               100%
                           Cullen Egan Dell (NZ) Limited                                New Zealand               100%
                           Sedgwick Bergvall Holdings AS                                Norway                    100%
                                    Sedgwick Energy A/S                                 Norway                    100%
                                    Sedgwick Bergvall AS                                Norway                    100%
                                            Sedgwick Norge AS                           Norway                    100%
                                            Sedgwick Bergvall AB                        Sweden                    100%
                                            Sedgwick Bergvall Inc.                      USA                       100%
                           Sedgwick (PNG) Pty Limited                                   Papua New Guinea          100%
                                    Sedgwick Kassman Pty Limited                        Papua New Guinea           49%
                           Sedgwick Corretores de Seguros, Ltda                         Portugal                   60%
                           Sedgwick - Resseguros e Consultores de Seguros, Ltda         Portugal                   60%
                           Sedgwick Correduria de Seguros, SA                           Spain                     100%
                           Sedgwick Holdings (S.A.) (Proprietary) Limited               South Africa              100%
                           Ginsburg Malan & Carsons Consultants and
                              Actuaries (Pty) Limited                                   South Africa               50%
                                    Superflex Limited                                   South Africa              100%
                                    Ginsburg Malan & Carsons Consultants and
                                        Actuaries (Pretoria) Pty) Limited               South Africa              100%
                                    Ginsburg Malan & Carsons Consultants and
                                       Actuaries (Durban) (Pty) Limited                 South Africa              100%
                                    Ginsburg Malan & Carsons Consultants and
                                       Actuaries (Cape) (Pty) Limited                   South Africa              100%
                                    Ginsburg Malan & Carsons Consultants and
                                       Actuaries (Johannesburg) (Pty) Limited           South Africa              100%
                                    Ginsburg Malan & Carsons Actuaries (Pty) Limited    South Africa              100%
                                    Ginsburg Malan & Carsons Healthcare
                                        Services (Pty) Limited                          South Africa              100%

                                    Sedgwick Noble Lowndes & Ginsburg
                                       Systems (SA) (Pty) Limited                       South Africa              100%
                                    Ginsburg Malan & Carsons Consultants and
                                       Actuaries (Swaziland) (Pty) Limited              Swaziland                 100%
                                    Ginsburg Malan & Carsons Actuaries
                                       (Namibia) (Pty) Limited                          Namibia                   100%
                                    Puno Employee Benefit Consultants (Pty) Limited     South Africa              100%
                                            Ginsburg Malan & Carsons Investment
                                                Services (Pty) Limited                  South Africa              100%
                                    Pencon Holdings (Pty) Limited                       Namibia                    33.33%
                                            United Pension Administrators of
                                               Namibia (Pty) Limited                    Namibia                   100%
                                    Benchmark Advisors (Pty) Limited                    South Africa               33.33%
                           Professional Risk Services (Proprietary) Limited             South Africa               70%
                           Professional Risk Consultants (Proprietary) Limited          South Africa               70%
                           Sedgwick Holdings (Namibia) (Pty) Limited                    Namibia                   100%
                           Sedgwick Sweden AB                                           Sweden                    100%
                                    Sedgwick Risk Services AB                           Sweden                    100%
                           Sedgwick Dineen Group Limited                                Ireland                   100%
                                    Sedgwick Dineen Ireland Limited                     Ireland                   100%
                                    Sedgwick Dineen Trustees Limited                    Ireland                   100%
                                    Sedgwick Dineen Consulting Group Limited            Ireland                   100%
                                            Sedgwick Dineen Employee Benefits Limited   Ireland                   100%
                                            Sedgwick Dineen Personal Financial
                                               Management Limited                       Ireland                   100%
                                    M.B. Fitzpatrick Limited                            Ireland                   100%
                                    Irish Pensions Trust Limited                        Ireland                   100%
                                            Payment Protection Services Limited         Ireland                   100%
                                            IPT Actuarial Services Limited              Ireland                   100%
                                            Sedgwick Noble Lowndes Limited              Ireland                   100%
                                            Irish Pension Trustees Limited              Ireland                   100%
                                            Combined Performance Measurement
                                               Services Limited                         Ireland                    50%
                                    Sedgwick Dineen Limited                             Ireland                   100%
                                            Sedgwick Zeta Limited                       United Kingdom            100%
                                            Sedgwick Claims Management
                                              Services Limited                          Ireland                   100%
                                            Sedgwick Risk Consulting Limited            Ireland                   100%
                                            Legal & Commercial Insurances Limited       Ireland                   100%
                                            Gaelarachas Teoranta                        Ireland                    50%
                                            Sedgwick Management Services
                                                (Ireland) Limited                       Ireland                   100%
                           Lowndes Limited                                              Ireland                   100%
                           Sedgwick S.p.A                                               Italy                     100%
                                    M.V.M. Italia S.r.l. Broker di Assicurazione        Italy                     100%
                           Sedgwick Thai Limited                                        Thailand                   50%
                           All Asia Sedgwick Insurance Brokers Corporation              Philippines                51%
                           Sedgwick Group (Canada) Inc.                                 Canada                    100%
                                    Crump Euings, Inc.                                  Canada                    100%
                                    Sedgwick Limited                                    Canada                    100%
                                            Lamarre, Caty, Houle Ltee                   Canada                    100%
                                                     Guy Bergeron & Associes Inc.       Canada                    100%
                                            Sedgwick Management Services
                                               (Canada) Limited                         Canada                    100%
                                            B.V. Armstrong Consulting Limited           Canada                    100%
                                            John Phillip Green Insurance Brokers Corp.  Canada                    100%
                                            PlanDirect Insurance Services Inc.          Canada                    100%
                                    Sedgwick Reinsurance Intermediaries
                                      (Canada) Limited                                  Canada                    100%

                                    Sedgwick Claims Management Services
                                       (Canada) Limited                                 Canada                    100%
                           Sedgwick Insurance and Risk Management
                              Consultants (China) Limited                               China                     100%
                           Sedgwick Polska sp. z o.o                                    Poland                    100%
                           Sedgwick a.s                                                 Czech Republic            100%
                           Sedgwick Slovakia a.s                                        Slovakia                   80%
                           Sedgwick Holding A/S                                         Denmark                   100%
                                    Sedgwick A/S                                        Denmark                   100%
                                            E. Dahl-Jorgensen & Co A/S                  Denmark                   100%
                                    Sedgwick Oy                                         Finland                   100%
                           Cofast - EBC SA                                              France                    100%
                                    Sedgwick SA                                         France                    100%
                                            Societe Francaise de Courtage d'Assurance de Risques
                                                Petroliers et d'Energie SA              France                    100%
                                    PRIESTIM SCI                                        France                     95%
                                    Cabinet Billet et Cie SA                            France                    100%
                                            ARC Sud-Quest SA                            France                    100%
                                    Sedgwick Noble Lowndes Conseil SA                   France                    100%
                                    CEGAM                                               France                    100%
                           Sedgwick Noble Lowndes Data Consulting Limited               Hungary                    82.56%
                                            Sedgwick Parekh Health Management
                                               (Private) Limited                        India                      80%
                  Lynch Insurance Brokers Limited                                       Barbados                   30%
                           Sedgwick Management Services (Barbados) Limited              Barbados                   33.33%
                  Media Reinsurance Corporation                                         Barbados                   25%
                  Sedgwick Kft                                                          Hungary                   100%
                  James Wigham Poland International Limited                             United Kingdom            100%
                           Wigham Poland Australia Pty Limited                          Australia                 100%
                           Wigham Poland (Hellas) Limited                               Greece                     95%
                           Wigham Poland Reinsurance Brokers Hellas Limited             Greece                    100%
                                    Sepakat James Insurance Brokers Sdn Bhd             Malaysia                   30%
                  Sedgwick Gamma Limited                                                United Kingdom            100%
                  Sedgwick Group (Bermuda) Limited                                      Bermuda                   100%
                           Sedgwick (Bermuda) Limited                                   Bermuda                   100%
                           Sedgwick Noble Lowndes Limited                               Hong Kong                 100%
                           Cumberland Brokerage Limited                                 Bermuda                   100%
                           Monalsa Assessoria Economico Financiera Ltda                 Brazil                    100%
                  SCIB (Bermuda) Limited                                                Bermuda                   100%
                           Sedgwick Limited                                             Hong Kong                 100%
                                    Sedgwick Hung Kai Insurance & Risk
                                       Management Consultants Limited                   Hong Kong                  50%
                           Sedgwick Construction Asia Limited                           Hong Kong                 100%
                           Antah Sedgwick Insurance Brokers Sdn Bhd                     Malaysia30%
                           Sedgwick Private Limited                                     Singapore                 100%
                                    Sedgwick Re Asia Pacific (Consultants)
                                      Pte Limited                                       Singapore                 100%
                  Aldgate Investments Limited                                           Bermuda                   100%
                           Yarmouth Insurance Limited                                   Bermuda                   100%
                           Sedgwick Management Services (Bermuda) Limited               Bermuda                   100%
                                    Sedgwick Management Services
                                       (Cayman) Limited                                 Cayman Isles              100%
                           Ace Holding Inc.                                             British Virgin Isles       32.63%
                  Sedgwick Insurance Brokers (Pty) Limited                              Botswana                   95%
                           Penguin Investments (Pty) Limited                            Botswana                  100%
                  Sedgwick Comercial Ltda                                               Brazil                    100%
                           Sedgwick Brasil Administradora e Coretora de
                               Seguros Ltda                                             Brazil                    100%
                           Sedgwick Payne Brasil Resseguros Ltda                        Brazil                    100%
                  Excess Corredores de Reaseguros S/A                                   Chile                     100%

                  Andueza y Compania Corredores de Seguros SA                           Chile                      80%
                  Inversiones Andueza y Sedgwick SA                                     Chile                      60%
                           Sedgwick Consulting Group (Chile) SA                         Chile                     100%
                                    Andueza y Sedgwick, Corredores de Seguros SA        Chile                     100%
                                    Andueza y Sedgwick, Agentes de Mutuos
                                        Hipotecarios SA                                 Chile                     100%
                                    Probenefits Sedgwick Noble Lowndes Chile SA         Chile                      60%
                                    Tattersall Andueza & Sedgwick Corredores
                                        de Seguros                                      Chile                      45%
                  Sedgwick Colombia Holdings S.A                                        Colombia                   51%
                           Sedgwick Centurion Corredores de Seguros Ltda                Colombia                  100%
                           Administradora Centurion Ltda                                Colombia                  100%
                           Salud Centurion Ltda                                         Colombia                  100%
                           Sedgwick Corredores de Reaseguros Ltda                       Colombia                  100%
                  Artemis Securities Limited                                            Guernsey                  100%
                  Sedgwick Brimex (Guernsey) Limited                                    Guernsey                  100%
                           Sedgwick Brimex Romania SRL                                  Romania                    99%
                  Sedgwick Kenya Insurance Brokers Limited                              Kenya                      40%
                  Sedgwick Group (NZ) Limited                                           New Zealand               100%
                           Sedgwick Limited                                             New Zealand               100%
                                    Sedgwick Re Limited                                 New Zealand               100%
                           Sedgwick (Fiji) Limited                                      Fiji                      100%
                           Sedgwick Noble Lowndes (NZ) Limited                          New Zealand               100%
                           Sedgwick Professional Services Limited                       New Zealand               100%
                  SEDFEMA Insurance Brokers Inc.                                        Philippines               100%
                  Sedgwick Korea Limited                                                South Korea               100%
                  Sedgwick Venezuela Corredores de Reaseguros, CA                       Venezuela                 100%
                  Sedgwick Group (Zimbabwe) Limited                                     Zimbabwe                  100%
                           Sedgwick Holdings (Private) Limited                          Zimbabwe                   50%
                                    Sedgwick Insurance Brokers (Private) Limited        Zimbabwe                  100%
                                            Sedgwick Management Services
                                               (Private) Limited                        Zimbabwe                  100%
                                            Sedgwick Risk Management and
                                               Consultancy (Private) Limited            Zimbabwe                  100%